Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Overview

On November 30, 2016, Overseas Shipholding Group, Inc. (the “Company” or “OSG”, “we”, “us” or “our”) completed the separation of its business into two independent publicly-traded companies (the “Transaction”) through the spin-off of its wholly-owned subsidiary International Seaways, Inc. (“INSW”). The spin-off transaction was in the form of a pro rata dividend to holders of OSG common stock and warrants of 100% of the common stock of INSW. Immediately preceding the dividend distribution was a forward stock split of such INSW shares. The Company has retained the U.S. Flag business and INSW holds entities and other assets and liabilities that formed the Company’s former International Flag business. Effective with the filing with the U.S. Securities and Exchange Commission (the “Commission”) of the Company’s Annual Report on Form 10-K for the year ending December 31, 2016, INSW will be reported as a discontinued operation of the Company.

Basis of preparation

The unaudited pro forma condensed consolidated financial statements are comprised of our unaudited pro forma condensed consolidated balance sheet as of September 30, 2016 and our unaudited pro forma condensed consolidated statements of operations for the years ended December 31, 2015, 2014, and 2013 and the nine months ended September 30, 2016. The unaudited pro forma condensed consolidated financial statements of the Company have been derived from our historical audited consolidated financial statements for the years ended December 31, 2015, 2014 and 2013, and our historical unaudited condensed consolidated financial statements for the nine months ended September 30, 2016 and have been prepared in accordance with Article 11 of Regulation S-X. Such unaudited pro forma condensed consolidated financial statements should be read in conjunction with (i) the audited consolidated GAAP financial statements and accompanying notes thereto and Management’s Discussion and Analysis of Financial Condition and Results of Operations for the years ended December 31, 2015, 2014 and 2013 included in Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on July 14, 2016, (ii) the unaudited condensed consolidated financial statements and accompanying notes thereto and Management’s Discussion and Analysis of Financial Condition and Results of Operations for the nine months ended September 30, 2016 included in OSG’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2016 and (iii) the risk factors outlined in detail under the caption “Risk Factors” within each of the Reports described above.

The unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2016 and for the years ended December 31, 2015, 2014 and 2013, reflect our results as if the Transaction had occurred on January 1, 2013. The unaudited pro forma condensed consolidated balance sheet as of September 30, 2016 gives effect to the Transaction as if it occurred on September 30, 2016.

The unaudited pro forma condensed consolidated financial statements are subject to the assumptions and adjustments described in the accompanying notes. The pro forma adjustments are based on available information and assumptions that the Company’s management believes are reasonable, that reflect the impacts of adjustments directly attributable to the Transaction that are factually supportable, and for purposes of the statements of operations, are expected to have a continuing impact on the Company. The unaudited pro forma condensed consolidated statements of operations do not give effect to items of expense that, although directly attributable to the Transaction, will not have a continuing impact on the statement of operations (i.e., one-time costs).

The unaudited pro forma condensed consolidated financial statements are provided for illustrative and information purposes only, and are not intended to represent or necessarily be indicative of the Company’s results of operations or financial condition had the Transaction been completed on the dates indicated, nor do they purport to project our results of operations or financial condition for any future period or as of any future date. The historical financial statements include certain corporate administrative expenses, reorganization costs and employee related costs that were recorded by, or allocated to, the Company, however, the amounts may not be representative of the amounts that would have been incurred had the Company been an entity that operated independently of INSW. The unaudited pro forma condensed consolidated financial statements do not reflect any incremental costs the Company may potentially incur as an entity operating independently of INSW, or any cost savings that the Company’s management believes could have been achieved had the Transaction been completed on the dates indicated, as such charges and savings are judgmental and not factually supportable.

OVERSEAS SHIPHOLDING GROUP, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2016

DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS

(UNAUDITED)

	OSG Historical	INSW Separation (a)	Pro Forma Adjustments for Separation		Pro Forma OSG Continuing Operations
Shipping Revenues:
Pool revenues, including revenues from companies accounted for by the equity method	$200,088	$(200,088)			$-
Time and bareboat charter revenues	360,964	(74,355)			286,609
Voyage charter revenues	99,101	(38,066)			61,035
	660,153	(312,509)	-		347,644

Operating Expenses:
Voyage expenses	20,721	(9,679)			11,042
Vessel expenses	212,293	(104,939)			107,354
Charter hire expenses	95,231	(26,422)			68,809
Depreciation and amortization	128,883	(60,482)			68,401
General and administrative	53,792	(27,068)	7,614	(a)(h)	34,338
Severance costs	2,238	-			2,238
Loss on disposal of vessels and other property, including impairments	147,377	(49,469)			97,908
Total Operating Expenses	660,535	(278,059)	7,614		390,090
Loss from vessel operations	(382)	(34,450)	(7,614)		(42,446)
Equity in income of affiliated companies	36,078	(36,093)			(15)
Operating income/(loss)	35,696	(70,543)	(7,614)		(42,461)
Other expense	(3,104)	1,003			(2,101)
Income/(loss) before interest expense, reorganization items and income taxes	32,592	(69,540)	(7,614)		(44,562)
Interest expense	(63,337)	29,951			(33,386)
Loss before reorganization items and income taxes	(30,745)	(39,589)	(7,614)		(77,948)
Reorganization items, net	11,318	(102)	102	(h)	11,318
Loss before income taxes	(19,427)	(39,691)	(7,512)		(66,630)
Income tax benefit	1,288	157	19,138	(i)	20,583
Net Loss	$(18,139)	$(39,534)	11,626		$(46,047)

Weighted Average Number of Common Shares Outstanding:
Basic and Diluted - Class A	92,108,745				92,108,745
Basic and Diluted - Class B	712,976				712,976

Per Share Amounts:
Basic and Diluted net loss - Class A	$(0.22)				$(0.52)
Basic and Diluted net income - Class B	$3.32				$2.32
Cash dividends declared - Class A	$0.48				$0.48
Cash dividends declared - Class B	$1.56				$1.56

See accompanying notes to the unaudited pro forma condensed consolidated financial statements

OVERSEAS SHIPHOLDING GROUP, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2015

DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS

(UNAUDITED)

	OSG Historical	INSW Separation (a)	Pro Forma Adjustments for Separation			Pro Forma OSG Continuing Operations
Shipping Revenues:
Pool revenues, including revenues from companies accounted for by the equity method	$360,218	$(360,218)	$			$-
Time and bareboat charter revenues	437,298	(52,092)				385,206
Voyage charter revenues	166,990	(85,324)				81,666
	964,506	(497,634)		-		466,872

Operating Expenses:
Voyage expenses	39,658	(21,844)				17,814
Vessel expenses	282,104	(143,925)				138,179
Charter hire expenses	128,677	(36,802)				91,875
Depreciation and amortization	157,813	(81,653)				76,160
General and administrative	79,169	(41,516)		23,373		61,026
Technical management transition costs	39	(39)				-
(Gain)/loss on disposal of vessels and other property	(4,251)	4,459				208
Total Operating Expenses	683,209	(321,320)		23,373	(h)	385,262
Income from vessel operations	281,297	(176,314)		(23,373)		81,610
Equity in income of affiliated companies	49,329	(45,559)				3,770
Operating income	330,626	(221,873)		(23,373)		85,380
Other expense	(26,171)	(66)				(26,237)
Income before interest expense, reorganization items and income taxes	304,455	(221,939)		(23,373)		59,143
Interest expense	(113,335)	42,970				(70,365)
Income before reorganization items and income taxes	191,120	(178,969)		(23,373)		(11,222)
Reorganization items, net	(8,052)	5,659		(5,659	)(h)	(8,052)
Income before income taxes	183,068	(173,310)		(29,032)		(19,274)
Income tax benefit	100,892	140		57,191	(i)	158,223
Net Income	$283,960	$(173,170)		$28,159		$138,949

Weighted Average Number of Common Shares Outstanding:
Basic - Class A	95,584,559					95,584,559
Diluted - Class A	95,629,090					95,629,090
Basic and Diluted - Class B	1,320,337					1,320,337

Per Share Amounts:
Basic and Diluted net income - Class A	$2.93					$1.43
Basic and Diluted net income - Class B	$2.93					$1.43

See accompanying notes to the unaudited pro forma condensed consolidated financial statements

OVERSEAS SHIPHOLDING GROUP, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2014

DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS

(UNAUDITED)

	OSG Historical	INSW Separation (a)	Pro Forma Adjustments for Separation			Pro Forma OSG Continuing Operations
Shipping Revenues:
Pool revenues, including revenues from companies accounted for by the equity method	$180,813	$(180,813)	$			$-
Time and bareboat charter revenues	392,669	(44,846)				347,823
Voyage charter revenues	383,952	(291,359)				92,593
	957,434	(517,018)		-		440,416

Operating Expenses:
Voyage expenses	196,075	(170,031)				26,044
Vessel expenses	268,852	(133,772)				135,080
Charter hire expenses	152,016	(60,955)				91,061
Depreciation and amortization	151,758	(84,931)				66,827
General and administrative	83,716	(52,597)		21,307	(h)	52,426
Technical management transition costs	3,427	(3,417)				10
Severance and relocation costs	17,020	(16,666)		1,807	(h)	2,161
Gain on disposal of vessels and other property	(10,532)	9,955				(577)
Total Operating Expenses	862,332	(512,414)		23,114		373,032
Income from vessel operations	95,102	(4,604)		(23,114)		67,384
Equity in income of affiliated companies	41,355	(37,872)				3,483
Operating income	136,457	(42,476)		(23,114)		70,867
Other income	426	45				471
Income before interest expense, reorganization items and income taxes	136,883	(42,431)		(23,114)		71,338
Interest expense	(232,491)	56,258				(176,233)
Loss before reorganization items and income taxes	(95,608)	13,827		(23,114)		(104,895)
Reorganization items, net	(171,473)	104,528		(86,179	)(h)	(153,124)
Loss before income taxes	(267,081)	118,355		(109,293)		(258,019)
Income tax benefit	114,808	744		5,753	(i)	121,305
Net Loss	$(152,273)	$119,099		$(103,540)		$(136,714)

Weighted Average Number of Common Shares Outstanding:
Basic and Diluted - Class A	39,013,720					39,013,720
Basic and Diluted - Class B	18,675,839					18,675,839

Per Share Amounts:
Basic and Diluted net loss - Class A	$(2.64)					$(2.37)
Basic and Diluted net loss - Class B	$(2.64)					$(2.37)

See accompanying notes to the unaudited pro forma condensed consolidated financial statements

OVERSEAS SHIPHOLDING GROUP, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2013

DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS

(UNAUDITED)

	OSG Historical	INSW Separation (a)	Pro Forma Adjustments for Separation			Pro Forma OSG Continuing Operations
Shipping Revenues:
Pool revenues, including revenues from companies accounted for by the equity method	$177,068	$(177,068)	$			$-
Time and bareboat charter revenues	370,689	(43,817)				326,872
Voyage charter revenues	468,239	(364,475)				103,764
	1,015,996	(585,360)		-		430,636

Operating Expenses:
Voyage expenses	252,668	(222,908)				29,760
Vessel expenses	265,146	(135,362)				129,784
Charter hire expenses	206,873	(116,277)				90,596
Depreciation and amortization	176,276	(108,675)				67,601
General and administrative	97,663	(69,848)		20,020	(h)	47,835
Severance and relocation costs	3,097	(2,090)		1,410	(h)	2,417
Goodwill and other intangibles impairment charge	16,214	(16,214)				-
Loss/(gain) on disposal of vessels and other property, including impairments	365,257	(366,425)				(1,168)
Total Operating Expenses	1,383,194	(1,037,799)		21,430		366,825
(Loss)/income from vessel operations	(367,198)	452,439		(21,430)		63,811
Equity in income of affiliated companies	40,894	(37,054)				3,840
Operating (loss)/ income	(326,304)	415,385		(21,430)		67,651
Other income	849	(435)				414
(Loss)/income before interest expense, reorganization items and income taxes	(325,455)	414,950		(21,430)		68,065
Interest expense	(350)	350				-
(Loss)/income before reorganization items and income taxes	(325,805)	415,300		(21,430)		68,065
Reorganization items, net	(327,170)	304,288		(47,382	)(h)	(70,264)
(Loss)/income before income taxes	(652,975)	719,588		(68,812)		(2,199)
Income tax benefit	14,745	4,217		3,780	(i)	22,742
Net (Loss)/Income	$(638,230)	$723,805		$(65,032)		$20,543

Weighted Average Number of Common Shares Outstanding:
Basic and Diluted - Common Stock	30,482,818					30,482,818

Per Share Amounts:
Basic and Diluted net (loss)/income – Common Stock	$(20.94)					$0.67

See accompanying notes to the unaudited pro forma condensed consolidated financial statements

OVERSEAS SHIPHOLDING GROUP, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF SEPTEMBER 30, 2016

DOLLARS IN THOUSANDS

(UNAUDITED)

	OSG Historical	INSW Separation (a)	Pro Forma Adjustments for Separation			Pro Forma OSG Continuing Operations
ASSETS
Current Assets:
Cash and cash equivalents	$313,232	$(110,158)	$			$203,074
Restricted cash	5,572	-				5,572
Voyage receivables, including unbilled amounts	62,763	(50,946)				11,817
Income tax recoverable	1,031	-				1,031
Other receivables	3,657	(2,089)				1,568
Due from INSW				9,089	(c)	9,089
Inventories, prepaid expenses and other current assets	18,037	(7,334)				10,703
Total Current Assets	404,292	(170,527)		9,089		242,854
Vessels and other property, net	1,846,615	(1,142,743)				703,872
Deferred drydock expenditures, net	68,506	(30,862)				37,644
Total Vessels, Deferred Drydock and Other Property	1,915,121	(1,173,605)		-		741,516
Investments in and advances to affiliated companies	363,282	(363,244)				38
Intangible assets, net	46,767	-				46,767
Other assets	20,492	(1,935)				18,557
Total Assets	$2,749,954	$(1,709,311)		$9,089		$1,049,732

LIABILITIES AND EQUITY
Current Liabilities:
Accounts payable, accrued expenses and other current liabilities	$87,243	$(28,921)		$10,864	(a)	$69,186
Due to OSG and subsidiaries	-	(9,089)		9,089	(c)	-
Income taxes payable	1,955	-				1,955
Current installments of long-term debt	25,483	(6,183)				19,300
Total Current Liabilities	114,681	(44,193)		19,953		90,441
Reserve for uncertain tax positions	2,556	-				2,556
Long-term debt	956,260	(433,207)				523,053
Deferred income taxes	202,589	-		(65,414	)(b)	137,175
Other liabilities	58,999	(7,142)				51,857
Total Liabilities	1,335,085	(484,542)		(45,461)		805,082

Commitments and contingencies

Equity:
Common stock	702	(29,825)		29,825	(d)	702
Paid-in additional capital	1,533,683	(1,275,594)		180,217	(e), (g)	438,306
Retained earnings / (accumulated deficit)	(46,261)	16,700		(155,450	)(f), (g)	(185,011)
	1,488,124	(1,288,719)		54,592		253,997
Accumulated other comprehensive loss	(73,255)	63,950		(42	)(e)	(9,347)
Total Equity	1,414,869	(1,224,769)		54,550		244,650
Total Liabilities and Equity	$2,749,954	$(1,709,311)		$9,089		$1,049,732

See accompanying notes to the unaudited pro forma condensed consolidated financial statements

Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

(a)	Represents the operations, assets, liabilities and equity of INSW as presented in INSW’s carve out financial statements. General and administrative expense presented as part of the Company’s continuing operations are not necessarily indicative of the Company’s future corporate expenses. One-time separation costs for the account of OSG of $3,186 included in general and administrative expense for the nine months ended September 30, 2016 are eliminated, along with the associated tax benefit of $1,026 for the portion of such costs estimated to be tax deductible (see note (i) below). In addition, we expect to incur approximately $10,864 in one-time separation costs subsequent to September 30, 2016. Such costs are reflected as an increase in accounts payable, accrued expenses and other current liabilities in the accompanying pro forma consolidated balance sheets as of September 30, 2016, and are comprised primarily of consulting and legal fees and severance costs.

(b)	Represents adjustments to exclude taxes related to the excess of OSG's investment in INSW for financial reporting purposes over the tax basis of such investment. As of September 30, 2016 and December 31, 2015, management did not believe that it could make an assertion that OSG’s investment in INSW was essentially permanent in duration, which would be required in order to avoid recognition of a tax liability on the basis difference in its investment. Accordingly, the Company had recognized a deferred tax liability and tax provision of $48,856 for the year ended December 31, 2015 on the accumulated undistributed earnings of its foreign operations and an additional deferred tax provision of $16,558 for the nine months ended September 30, 2016 on the increase in the excess of OSG’s investment in INSW for financial reporting purposes over the tax basis of such investment (see note (i) below). OSG will be required to recognize any taxable gain, but will not be permitted to recognize any taxable loss, with respect to the distribution. It is anticipated that OSG’s tax basis in the INSW stock will exceed the fair market value of the INSW stock as of the date of the distribution. Accordingly, the deferred income taxes on the undistributed earnings of its foreign operations are being reversed.

(c)	Represents the intercompany balance between OSG and INSW related to the allocation of certain general and administrative expenses among OSG, OSG Bulk Ships, Inc., a wholly-owned subsidiary of OSG, and INSW.

(d)	In connection with the Transaction, INSW amended and restated its Articles of Incorporation effective immediately prior to the distribution date. In accordance with the Amended and Restated Articles of Incorporation, INSW effected a 1 for 285,269.42 stock split on its 102.21 issued and outstanding shares of common stock to allow for a distribution in the form of a pro rata dividend of 29,157,387 shares to the holders of OSG common stock and warrants on November 30, 2016.

(e)	The adjustments to paid-in additional capital on the condensed consolidated balance sheet as of September 30, 2016 are presented below:

Elimination of INSW issued and outstanding shares of common stock, see note (d)	$(29,825)
Translation adjustment recorded by INSW not OSG	42
Reduction in distribution of INSW’s net assets to OSG shareholders to reflect estimated held-for-sale impairment charge on INSW vessels, see note (g)	210,000
Total pro forma adjustments	$180,217

(f)	The adjustments to retained earnings on the condensed consolidated balance sheet as of September 30, 2016, are presented below:

One-time separation costs expected to be incurred after September 30, 2016, see note (a)	$(10,864)
Reverse tax on INSW undistributed earnings, see note (b)	65,414
Estimated held-for-sale impairment charge on INSW vessels, see note (g)	(210,000)
Total pro forma adjustments	$(155,450)

(g)	At September 30, 2016, certain vessels in the Company’s International Flag Fleet had aggregate carrying values in excess of their respective estimated market values of approximately $210,000. In connection with the Transaction, the carrying values of such assets will be written down to their estimated fair values at the distribution date. The actual write-down could be materially different from the estimate as of September 30, 2016. The resulting write down charges will be included in the income or loss from discontinued operations line in the consolidated statement of operations for the year ended December 31, 2016.

(h)	As the operations of INSW included in the “INSW separation” column within each period’s pro forma condensed consolidated statement of operations are based upon INSW’s carve-out financial statements, they include certain costs allocated to INSW by OSG. These allocated costs are primarily related to corporate administrative expenses, reorganization costs, and employee compensation and benefits related costs. To the extent that such costs were not directly attributable to INSW, adjustments were made to reverse such allocations for purposes of these pro forma condensed consolidated financial statements. Certain of these adjustments impacted the historical tax provisions. Accordingly, we have utilized the statutory tax rate in each period to tax effect such entries as shown in note (i) below.

(i)	The following table summarizes the pro forma adjustments to the income tax benefit line in the accompanying pro forma condensed consolidated statements of operations:

	Nine months ended September 30, 2016	Year ended December 31, 2015	Year ended December 31, 2014	Year ended December 31, 2013
Cost sharing adjustments impacting the historical tax provisions (see note (h))	$10,010	$23,121	$15,858	$10,298
Blended statutory tax rate	36.0%	36.0%	36.3%	36.7%
	3,606	8,335	5,753	3,780
Pro forma tax impact of one-time separation costs adjustment (see note (a))	(1,026)	-	-	-
Pro forma tax benefit to exclude taxes on OSG’s investment in INSW (see note (b))	16,558	48,856	-	-
Total pro forma tax benefit adjustments	$19,138	$57,191	$5,753	$3,780